--------------------------------------------------------------------------------



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): February 29, 2007



                                  Modavox, Inc.
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)

     State of Delaware                 333-57818                20-0122076
   ---------------------             -------------            --------------
(State or other jurisdiction          (Commission            (I.R.S. Employer
     of incorporation)                File Number)          Identification No.)

                         2617 S. 46th Street, Suite 300,
                           Phoenix, Arizona 85034-7417
             ---------------------------------------- --------------
               (Address of principal executive offices) (Zip Code)

               Registrant's telephone number, including area code:
                                  480-294-6414


                                 Not Applicable
              ----------------------------------------------------
           Former name or former address, if changed since last report



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



--------------------------------------------------------------------------------




                                TABLE OF CONTENTS

4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT SIGNATURES



ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
(a) Effective January 1, 2007, Epstein, Weber, and Conover, PLC ("Epstein Weber") combined its practice with Moss Adams LLP ("Moss Adams") and therefore on January 19th(,) 2007 informed the company that it was resigning as the independent registered public accounting firm for Modavox, Inc. (the "Company"). According to information provided to the Company, all of the partners of Epstein Webber have become partners of Moss Adams.

The reports of Epstein Weber on the Company's financial statements for the fiscal years ended February 28, 2006 and 2005 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, with the exception of an explanatory paragraph in the opinion related to the financial statement for the fiscal years ended February 28, 2006 and 2005 indicating substantial doubt about the Company's ability to continue as a going concern. In connection with the audits of the Company's financial statement for the fiscal years ended February 28, 2006 and 2005, and in subsequent interim periods through January 19, 2007, (1) there were no disagreements with Epstein Weber on any matter of accounting principle or practices, financial statement disclosure or auditing scope and procedure that if not resolved to the satisfaction of Epstein Weber, would have caused Epstein Weber to make reference to the matter in its report and (2) there were not "reportable events" as that term is defined in Item 304 of Regulation S-K promulgated under the Securities Exchange Act of 1934 ("Item 304").

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Modavox, Inc.

DATE: FEBRUARY 27, 2007                  BY:    /S/ DAVID J. IDE
                                               -----------------
-----------------------------                  NAME: DAVID J. IDE

                                               TITLE: CHIEF EXECUTIVE OFFICER